UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 17, 2003

Rock-Tenn Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Investor Meeting Handout

Item 7. Financial Statements and Exhibits

(c)	Exhibits (furnished pursuant to Item 12)

99.1	Rock-Tenn Company Investor Meeting Handout

Item 12. Results of Operations and Financial Condition

On November 17, 2003, Rock-Tenn Company (“Rock-Tenn”) plans to meet with investors and distribute a handout that discloses certain financial information related to results of operation for fiscal 2003. The handout is attached hereto as Exhibit 99.1. All information in Exhibit 99.1 is presented as of November 17, 2003, and Rock-Tenn does not undertake any obligation to correct that information, disclaim the accuracy of the information should the facts change, or update that information in the future.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY (Registrant)

Date: November 14, 2003	By:	/s/ STEVEN C. VOORHEES

Steven C. Voorhees Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

3

INDEX TO EXHIBITS

Exhibit Number and Description

99.1	Rock-Tenn Company Investor Meeting Handout

4